Supplement to the Prospectuses and Statements of Additional Information

CREDIT SUISSE LARGE CAP BLEND FUND
CREDIT SUISSE TRUST
International Equity Flex III Portfolio
U.S. Equity Flex I Portfolio
(each a "Fund" and collectively, the "Funds")

The following information supersedes certain information in the Funds' Prospectuses and Statements of Additional Information.

Effective May 3, 2010, Mika Toikka (see biography below) will be joining the Credit Suisse Quantitative Equities Group and serve as the lead manager of the Funds. Jordan Low and Constantin Filitti are no longer members of the group.

Biography

Mika Toikka, Managing Director, is Global Head of Quantitative Equities Group and Quantitative Strategies. Mr. Toikka joined Credit Suisse Asset Management, LLC in May 2010. From September 2000 to April 2010 he held positions within Credit Suisse Group AG's Investment Banking Division. Within the Arbitrage Trading area, his responsibilities have included running a variety of trading strategies and serving as the Head of Risk and Strategy for Global Arbitrage Trading. Prior to joining Arbitrage Trading in 2005, Mr. Toikka served as the Global Head of the Quantitative Equity Derivatives Strategy Group. Before joining Credit Suisse First Boston in September 2000, Mr. Toikka worked for Goldman Sachs & Co. in the Fixed Income and Currency and Commodity division where he played a leadership role in fixed income derivatives strategy. Prior to 1997, he worked for Salomon Brothers in Equity Derivatives and Quantitative Research. Mr. Toikka holds a Master of Science degree in Applied Economics from the University of California Santa Cruz and a Bachelors degree in Economics from the University of California at Davis.

Dated: May 3, 2010	16-0510 LCB-PRO-CMN LCB-PRO-LOAD TRSCC-PRO TREMK-PRO 2010-003